UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2016

EQUITY LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 279-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) hereby reaffirms previously issued guidance for our Net income per Common Share (fully diluted), for the year ending December 31, 2016 and 2017, to be between $1.91 and $1.97 and $2.14 and $2.24, respectively.

We also reaffirm previously issued guidance for our Funds from Operations (“FFO”) per Common Share (fully diluted), for the year ending December 31, 2016 and 2017, to be between $3.25 and $0.31 and $3.45 and $3.55, respectively.

We also reaffirm previously issued guidance for our Normalized Funds from Operations (“Normalized FFO”) per Common Share (fully diluted) for the year ending December 31, 2016 and 2017, to be between $3.26 and $3.32 and $3.45 and $3.55, respectively.

The projected 2016 and 2017 per Common Share amounts represent a range of possible outcomes and the mid-point of each range reflects management’s best estimate of the most likely outcome. Actual figures could vary materially from these amounts if any of our assumptions are incorrect.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2016, our Board of Directors increased the size of the Board by one director and elected Mr. Matthew Williams to fill the vacancy created by the increase in the number of directors.

Mr. Williams, age 49, has been the Chief Executive Officer of The Martin Agency, an advertising agency and subsidiary of The Interpublic Group of Companies, Inc., since February 2013. Mr. Williams joined the agency in 1991 as an account executive. From there he moved to the strategic planning department in 1995, and subsequently, he was named partner in 2005. Mr. Williams then served as the agency’s general manager, a role he was promoted to in July 2011.

There are no arrangements or understandings between Mr. Williams and ourselves related to his election as a director of the Board. There are no related party transactions between Mr. Williams and ourselves and he will not initially serve on a committee of the Board.

Item 7.01	Regulation FD Disclosure

At REITWorld 2016: NAREIT’s Annual Convention for All Things REIT to be held from November 15, 2016 through November 17, 2016, our officers will participate in one-on-one sessions with analysts and investors and will refer to a slide presentation. A copy of this presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The presentation will be posted on our website, www.equitylifestyle.com, on November 9, 2016. Included in this presentation is a discussion of our business and certain financial information regarding 2016 and 2017 guidance.

In accordance with General Instruction B.2. of Form 8-K, the information included in items 2.02 and 7.01 of this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Nor shall the information in this Current Report be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. We disclaim any intention or obligation to update or revise this information.

Item 8.01	Other Events

On November 8, 2016, our Board of Directors discussed our annual common dividend policy. After discussion, our Board approved setting the annual dividend rate for 2017 at $1.95 per common share, an increase of $0.25 over the current $1.70 per common share for 2016.

Our Board of Directors also declared the fourth quarter 2016 dividend of $0.425 per common share, representing, on an annualized basis, a dividend of $1.70 per common share. The dividend will be paid on January 13, 2017 to stockholders of record on December 30, 2016. Our Board of Directors also declared a dividend of $0.421875 per depositary share (each representing 1/100 of a share of our 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock) (NYSE: ELSPrC), which represents, on an annualized basis, a dividend of $1.6875 per depositary share. The dividend will be paid on December 30, 2016 to stockholders of record on December 15, 2016.

This report included certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be,” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•	our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2016 and 2017 estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•	in the age-qualified properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•	results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the properties under the Codification Topic “Revenue Recognition”;

•	the outcome of pending or future lawsuits filed against us, including those disclosed in our filings with the Securities and Exchange Commission, by tenant groups seeking to limit rent increases and/or seeking large damage awards for our alleged failure to properly maintain certain properties or other tenant related matters, such as the case currently pending in the California Court of Appeal, Sixth Appellate District, Case No. H041913, involving our California Hawaiian manufactured home property, including any further proceedings on appeal or in the trial court; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

We own or have an interest in 391 quality properties in 32 states and British Columbia consisting of 146,457 sites. We are a self-administered, self-managed real estate investment trust (“REIT”) with headquarters in Chicago.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

By:	/s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: November 9, 2016